SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Amendment No 1
to
FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)         October 1, 2009

WINDTAMER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

000-53510	16-1610794
(Commission File Number)	(IRS Employer Identification No.)

6053 Ely Avenue, Livonia, New York	14487
(Address of Principal Executive Offices)	(Zip Code)

(585) 346-6442

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K filed on October 7, 2009 to supplement the disclosure included under Item 4.01 thereof.

Item 4.01        Changes in Registrant’s Certifying Accountant

On October 2, 2009, WindTamer Corporation ("the Company") received notice that its current auditors, Rotenberg and Co., LLP, had resigned in connection with their merger with EFP Group.  The Company has engaged the new firm resulting from the merger, EFP Rotenberg, LLP,  to continue as the Company's independent registered public accounting firm.  All of the partners and employees of Rotenberg and Co., LLP and EFP Group have joined the new firm, EFP Rotenberg, LLP.

The reports of Rotenberg and Co., LLP as of and for the fiscal years ended December 31, 2008 and 2007 and for the period from inception (March 30, 2001) through December 31, 2008, contained an explanatory paragraph indicating that there was substantial doubt as to the Company's ability to continue as a going concern.  Other than such qualification, no report of Rotenberg and Co., LLP for the past two fiscal years and the subsequent interim period preceding the resignation of Rotenberg and Co., LLP contained an adverse opinion or disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles.  During the Company's two most recent fiscal years and the subsequent interim period preceding the resignation of Rotenberg and Co., LLP, there were no disagreements with Rotenberg and Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

On October 9, 2009, the Board of the Company approved the engagement of EFP Rotenberg, LLP of Rochester, New York, to be the Company's independent registered public accountant effective October 1, 2009.   We engaged EFP Rotenberg, LLP as our new independent accountant concurrent with the merger of EFP Group and Rotenberg and Co., LLP. Prior to such engagement, during the two most recent fiscal years, the Company has not consulted the newly engaged independent registered public accountant for any matter.

The Company provided Rotenberg and Co., LLP with a copy of this Current Report on Form 8-K/A prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Rotenberg and Co., LLP furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree, a copy of which is filed as Exhibit 16.1 herewith.

Exhibits:

16.1       Letter from Rotenberg & Co., LLP to the U.S. Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINDTAMER CORPORATION

Date: October 9, 2009	/s/ GERALD E. BROCK
Name: Gerald E. Brock
Title: Chief Executive Officer